UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 7, 2013
PACIFIC PREMIER BANCORP, INC.
(Exact name of registrant as specified in its charter)
DELAWARE	0-22193	33-0743196
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
17901 Von Karman Avenue, Suite 1200, Irvine, CA		92614
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(949) 864-8000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

Pacific Premier Bancorp, Inc. (the “Company”) is filing an investor presentation relating to its fourth quarter of 2012 (the “Presentation”), which is to be used by the Company’s President and CEO, Steven R. Gardner, for presentations to investors and others.  The Presentation contains information as of a more recent date than the information contained in each of the investor presentations for the first three quarterly periods of 2012 that the Company previously filed as exhibits to its Current Reports on Form 8-K.

A copy of the Presentation is attached hereto as Exhibit 99.1 and incorporated herein by reference.  The Presentation is also available on the Company's web site at www.ppbi.com.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

99.1	Pacific Premier Bancorp, Inc., Investor Presentation, Fourth Quarter 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC PREMIER BANCORP, INC.

Dated:	February 7, 2013	By:	/s/ STEVEN R. GARDNER
Steven R. Gardner
President and Chief Executive Officer